                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-11329 of Houston Industries Incorporated on Form S-8 of our report dated June 24, 1998, appearing in this Annual Report on Form 11-K of the Houston Industries Incorporated Savings Plan for the year ended December 31, 1997.





DELOITTE & TOUCHE LLP

Houston, Texas
June 29, 1998